(Logo of Embrex Inc. here)

                               November 11, 1996





VIA FAX - 111-61-2-899-2151

Mr. Graeme Cox
Managing Director
Cyanamid Websters PTY Limited
P.O. Box 234
Baulkham Hills, NSW 2153
Australia

RE:  Limited License and Supply Agreement

Dear Graeme:

  As has been discussed, Embrex and Cyanamid Websters wish to add Australia to the Territory under our July 20, 1995 Limited License and Supply Agreement (the "Agreement"). Subject to Cyanamid Webster's Agreement in the manner described below, Embrex hereby agrees to amend the Agreement as follows:

    1. Section 2.02 of the Agreement shall be amended to add a reference to Australia. Section 2.02 shall now read as follows (reflecting not only this change, but also our prior amendment to remove Israel from the Territory);

       2.02 Purchaser's license under Section 2.01 shall be exclusive from the date of this Agreement until July 20, 1998, unless otherwise provided in this Agreement, and thereinafter shall be nonexclusive for the life of any applicable BDA patents, if any, and shall extend to the following countries (the "Territory"):

            Europe: all countries on the continent

            Middle East: Bahrain, Jordan, Kuwait, Lebanon, Omar, Qutar, Saudi Arabia, Syria, United Arab Emirates

            Africa: all countries on the continent

            Australia


-------------------------------------------------------------------------------
Mail: P.O. Box 13989, Research Triangle Park, NC 27709-3989   Ph:(919) 941-5185
Ship: 1035 Swabia Court, Durham, NC 27703                    Fax:(919) 941-5186

      Embrex is an Equal Employment Opportunity/Affirmative Action Employer

Mr. Graeme Cox
November 11, 1996
Page 2


    2. Except as specifically amended as provided above, the Agreement shall remain unchanged and in full force and effect.

    Please indicate Cyanamid Webster's agreement to the amendment set forth above by signing a copy of this letter and returning the signed copy to me by fax at (910) 941-5186. Afterwards, please send me a copy of the letter bearing your original signature for our files.

                                              Sincerely,

                                              (Signature of Randall L. Marcuson)
                                              Randall L. Marcuson
                                              President and CEO

Agreed to and accepted by:

Cyanamid Websters Pty Limited

By: (Signature of Graeme Cox)
     Graeme Cox
     Managing Director

                           (Logo of Embrex Inc. here)

                                 August 1, 1996





VIA FAX - 011-61-2-899-2151

Mr. Graeme Cox
Managing Director
Cyanamid Webster, a Subsidiary of Arthur Webster PTY, Ltd.
P.O. Box 234
Baulkham Hills, NSW 2153
Australia

RE:  Limited License and Supply Agreement

Dear Graeme:

  As has been discussed between David Baines and Paul Grujic, Embrex and Cyanamid Websters wish to agree on certain changes to our July 20, 1995 Limited License and Supply Agreement (the "Agreement"). Subject to Cyanamid Webster's Agreement in the manner described below, Embrex hereby agrees to amend the Agreement as follows:

    1. Section 2.02 of the Agreement shall be amended to delete the reference to Israel under the heading "Middle East."

    2. The first sentence of Section 6.02(b) of the Agreement shall be deleted in its entirety and replaced with the following:

        As part of its responsibilities, Purchaser undertakes to initiate field testing or to make application for an Animal Test Certificate or equivalent, where necessary, on or before the following dates: United Kingdom - June 30, 1996; France, Italy, Spain, Netherlands - September 30, 1996; South Africa - June 30, 1996; and Germany - December 31, 1996.

    3. Except as specifically amended as provided above, the Agreement shall remain unchanged and in full force and effect.


-------------------------------------------------------------------------------
Mail: P.O. Box 13989, Research Triangle Park, NC 27709-3989   Ph:(919) 941-5185
Ship: 1035 Swabia Court, Durham, NC 27703                    Fax:(919) 941-5186

      Embrex is an Equal Employment Opportunity/Affirmative Action Employer

Mr. Graeme Cox
Page 2
August 1, 1996


    Please indicate Cyanamid Webster's agreement to the amendment set forth above by signing a copy of this letter and returning the signed copy to me by fax at (910) 941-5186. Afterwards, please send me a copy of the letter bearing your original signature for our files.

                                              Sincerely,

                                              (Signature of Randall L. Marcuson)
                                              Randall L. Marcuson
                                              President and CEO

Agreed to and accepted by:

Cyanamid Websters, a Subsidiary of
    Arthur Webster PTY, Ltd.

(Signature of Graeme Cox)
     Graeme Cox, Managing Director